                                        MARSICO INVESTMENT FUND

                                             Marsico International Opportunities Fund

                                                      Supplement dated July 10, 2001
            (to the Prospectus and Statement of Additional Information dated January 26, 2001)

Redemption Fee for the International Opportunities Fund
Effective September 1, 2001, Marsico International Opportunities Fund (the "Fund") will impose a 2.00%
redemption fee on Fund shares redeemed (including in connection with an exchange) within three months or less from their date of purchase. The fee is not a sales charge (load); it will be paid directly to the
Fund. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will apply only to Fund shares purchased on or after September 1, 2001. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

To reflect the Fund’s redemption fee, the following changes are made to the Prospectus and Statement of
Additional Information ("SAI").

The "Shareholder Fees" table under the section entitled "Expenses" on page 9 of the Prospectus is amended in its entirety as follows:

                                               SHAREHOLDER FEES (fees paid directly from your investment)

	Focus Fund	Growth & Income Fund	21st Century Fund	International Opportunities Fund
Wire Redemption Fee	$10.00	$10.00	$10.00	$10.00
IRA Redemption Fee	12.50	12.50	12.50	12.50
Redemption Fee on shares held three months or less (as a percentage of amount redeemed)(1)	___	___	___	2.00%

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(1)     Shares of the International Opportunities Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after September 1, 2001.

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The following paragraph is inserted after the last paragraph in the section entitled "Instructions for Selling
Fund Shares" on page 18 of the Prospectus:

Effective September 1, 2001, the International Opportunities Fund will impose a redemption fee of 2.00%
of the total redemption amount (calculated at market value) if you sell your shares after holding them for three months or less. The redemption fee is paid directly to the International Opportunities Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased on or after September 1,
2001 and will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on certain accounts such as 401(k) plans. Please contact us at
888-860-8686 if you have questions as to whether the redemption fee applies to some or all of your shares.

Additionally, the following paragraph is inserted after the second paragraph in the section entitled "How to Buy and Sell Shares" on pages 41 and 42 of the SAI:

Effective September 1, 2001, the International Opportunities Fund will impose a redemption fee of 2.00%
of the total redemption amount (calculated at market value) if you sell your shares after holding them for three months or less.

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